SCUDDER PURE NO-LOAD(TM) FUNDS (logo)

A Collection Of
Prospectuses
For Four
Scudder Emerging
Market Funds

This Outer Cover Not Part of Prospectus

This combined prospectus sets forth concisely the information a prospective investor should know before investing in the following open-end funds: Scudder Emerging Markets Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund, each a non-diversified series of Scudder International Fund, Inc.; and Scudder Emerging Markets Income Fund, a diversified series of Scudder Global Fund, Inc. Please retain it for future reference.

Scudder Emerging Markets Income Fund invests predominantly in lower quality bonds, commonly referred to as junk bonds. Bonds of this type are considered to be speculative with regard to the payment of interest and return of principal. They carry greater risks, including the risk of default, than other debt securities. Purchasers should carefully assess the risks associated with an investment in this Fund. Refer to "Additional information about policies and investments" and "Special risk considerations" for further information.

If you require more detailed information, Statements of Additional Information dated March 1, 1998, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statements, which are incorporated by reference into this prospectus, have been filed with the Securities and Exchange Commission and are available along with other related materials on the SEC's Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents--see page 8.

------------------------------
NOT FDIC-   /MAY LOSE VALUE
INSURED     /NO BANK GUARANTEE
------------------------------


SCUDDER        (logo)


Scudder Emerging Markets
Growth Fund

Scudder Latin America Fund

Scudder Pacific Opportunities
Fund

Scudder Emerging Markets
Income Fund
------------------------------
March 1, 1998




Four pure no-load(TM) (no sales charges) mutual funds offering a broad range of investment objectives.

  Expense information


 How to compare a Scudder Family of Funds pure no-load(TM) fund

 This information is designed to help you understand the various costs and expenses of investing in Scudder funds. By reviewing this table and those in other mutual funds' prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder tranaction expenses: Expenses charged directly to your individual account in a Fund for various transactions.

                                                                           Scudder Emerging     Scudder Latin
                                                                         Markets Growth Fund     America Fund
                                                                         -------------------     ------------
     Sales commissions to purchase shares (sales load)                            NONE               NONE
     Commissions to reinvest dividends                                            NONE               NONE
     Deferred sales charge                                                        NONE               NONE
     Redemption fees payable to the Fund                                         2.00%*              NONE*
     Exchange fees payable to the Fund                                           2.00%*              NONE

 2) Annual Fund operating expenses: Expenses paid by a Fund before it distributes its net investment income, expressed as a percentage of its average daily net assets for the fiscal year ended October 31, 1997.

     Investment management fee (after waiver, if applicable)                     1.17%**            1.25%
     12b-1 fees                                                                   NONE               NONE
     Other expenses (after reimbursements, if applicable)                        1.08%**            0.64%
                                                                                 -----              -----
     Total Fund operating expenses (after waiver and reimbursements)             2.25%**            1.89%
                                                                                 =====              =====

 Example: Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders. (As noted above, the Funds have no redemption fees of any kind.)

     One year                                                                   $  23              $  19
     Three years                                                                   70                 59
     Five years                                                                   120                102
     Ten years                                                                    258                221

See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Funds. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information regarding Scudder Emerging Markets Growth Fund, please refer to "Transaction information--Redeeming shares--Exchanging and redeeming shares from Scudder Emerging Markets Growth Fund." There may be a 2% fee retained by Scudder Emerging Markets Growth Fund which is imposed only on redemptions or exchanges of shares held less than one year. For additional information regarding Scudder Latin America Fund, please refer to "Transaction information--Redeeming shares."

** The Adviser and certain of its subsidiaries agreed not to impose all or a portion of its management fee until February 28, 1998, in order to maintain the annualized expenses of Scudder Emerging Markets Growth Fund at not more than 2.00% of average daily net assets. Due to such waiver and reimbursements for the fiscal year ended October 31, 1997, the total annualized expenses of the Fund did not exceed 2.00% of average daily net assets. From March 1, 1998, until August 31, 1998, the Adviser and certain of its subsidiaries have agreed to waive and/or reimburse all or portions of their fees and expenses payable by the Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 2.25% of average daily net assets. Expenses shown above are restated to reflect what the Fund would have paid during the fiscal year ended October 31, 1997 if expenses had been maintained at 2.25% throughout the period. If the Adviser and its subsidiaries had not agreed to waive and/or reimburse all or portions of their fees and expenses, Fund expenses would have been: investment management fee 1.25%, other expenses 1.08% and total operating expenses 2.33% for the fiscal year ending October 31, 1997.

  Expense information

 How to compare a Scudder Family of Funds pure no-load(TM) fund

 This information is designed to help you understand the various costs and expenses of investing in Scudder funds. By reviewing this table and those in other mutual funds' prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in a Fund for various transactions.

                                                                                Scudder         Scudder
                                                                                Pacific        Emerging
                                                                             Opportunities      Markets
                                                                                 Fund         Income Fund
                                                                                 ----         ----------
     Sales commissions to purchase shares (sales load)                            NONE            NONE
     Commissions to reinvest dividends                                            NONE            NONE
     Deferred sales charge                                                        NONE            NONE
     Redemption fees                                                              NONE*           NONE*
     Fees to exchange shares                                                      NONE            NONE

 2) Annual Fund operating expenses: Expenses paid by a Fund before it distributes its net investment income, expressed as a percentage or its average daily net assets for the fiscal years ended October 31, 1997 for Scudder Pacific Opportunities Fund and Scudder Emerging Markets Income
     Fund.

     Investment management fee                                                   1.10%           1.00%
     12b-1 fees                                                                   NONE            NONE
     Other expenses                                                              0.84%           0.49%
                                                                                 -----           -----
     Total Fund operating expenses                                               1.94%           1.49%
                                                                                 =====           =====
 Example

 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders. (As noted above, the Funds have no redemption fees of any kind.)

     One year                                                                   $  20           $  15
     Three years                                                                   61              47
     Five years                                                                   105              81
     Ten years                                                                    226             178

See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Funds. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

  Financial highlights

Scudder Emerging Markets Growth Fund

 The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

 If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated October 31, 1997, which may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                                                   For the Period
                                                                                                     May 8, 1996
                                                                                      Year       (commencement) of
                                                                                      Ended        operations) to
                                                                                   October 31,       October 31,
                                                                                       1997            1996
------------------------------------------------------------------------------------------------------------------------------
                                                                                 ---------------------------------------------
Net asset value, beginning of period ..........................................       $12.85           $12.00
                                                                                 ---------------------------------------------
Income from investment operations:
Net investment income (loss)...................................................          .02             (.02)
Net realized and unrealized gain on investments ...............................         1.67              .86
                                                                                 ---------------------------------------------
Total from investment operations ..............................................         1.69              .84
                                                                                 ---------------------------------------------
Less distributions from net investment income .................................         (.03)              --
Redemption fees ...............................................................          .05              .01
                                                                                 ---------------------------------------------
Net asset value, end of period ................................................       $14.56           $12.85
                                                                                 ---------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) (d) ......................................................        13.51             7.08**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................................          220               76
Ratio of operating expenses, net to average daily net assets (%) ..............         2.00             2.00*
Ratio of operating expenses before expense reductions, to average daily net
   assets (%) .................................................................         2.33             3.79*
Ratio of net investment income (loss) to average daily net assets (%) .........          .11             (.32)*
Portfolio turnover rate (%) ...................................................         61.5             19.5*
Average commission rate paid (b) ..............................................       $.0013           $.0006

(a)   Based on monthly average of shares outstanding during the period.
(b)   Average commission rate paid per share of common and preferred stocks.
(c)   Total return is higher due to maintenance of the Fund's expenses.
(d) Total return does not reflect the effect to the shareholder of the 2% redemption fee on shares held less than one year.
*     Annualized
**    Not annualized

  Financial highlights

Scudder Latin America Fund

 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

 If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated October 31, 1997, which may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                                                          FOR THE PERIOD
                                                                                                         DECEMBER 8, 1992
                                                                                                           (COMMENCEMENT
                                                                    YEARS ENDED OCTOBER 31,              OF OPERATIONS) TO
                                                                                                             OCTOBER 31,
                                                       1997(a)       1996(a)        1995          1994          1993
---------------------------------------------------------------------------------------------------------------------------
                                                 --------------------------------------------------------------------------
Net asset value, beginning of period ............     $20.63         $16.22         $24.44        $18.41        $12.00
                                                 --------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) ....................        .26            .25            .09          (.03)          .03
Net realized and unrealized gain (loss) on
  investment transactions .......................       4.49           4.30          (7.62)         6.10          6.36
                                                 --------------------------------------------------------------------------
Total from investment operations ................       4.75           4.55          (7.53)         6.07          6.39
                                                 --------------------------------------------------------------------------
Less distributions:
From net investment income ......................       (.26)          (.15)            --            --            --
In excess of net investment income ..............         --             --             --          (.06)           --
From net realized gains on investment transactions        --             --           (.73)         (.06)           --
                                                 --------------------------------------------------------------------------
Total distributions .............................       (.26)          (.15)          (.73)         (.12)           --
                                                 --------------------------------------------------------------------------
Redemption fees (c)..............................        --             .01            .04           .08           .02
                                                 --------------------------------------------------------------------------
Net asset value, end of period ..................     $25.12         $20.63        $ 16.22        $24.44        $18.41
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) ................................      23.25          28.31(d)      (30.96)(d)     33.43(d)      53.42(d)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........        883            622            519           809           261
Ratio of operating expenses, net to average
  daily net assets (%) ..........................       1.89           1.96           2.08          2.01          2.00*
Ratio of operating expenses before expense
  reductions, to average daily net assets (%) ...       1.89           1.96           2.11          2.05          2.69*
Ratio of net investment income (loss) to average
  daily net assets (%) ..........................        .98           1.32            .52          (.20)          .44*
Portfolio turnover rate (%) .....................       41.8           22.4           39.5          22.4           4.6*
Average commission rate paid (b) ................     $.0002         $.0001        $    --        $   --        $   --

(a)  Based on monthly  average of shares  outstanding  during  the  period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after October 31, 1996.
(c) Until September 5, 1996, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% was assessed and retained by the Fund for the benefit of the remaining shareholders
(d) Total return does not reflect the effect to the shareholder of the 2% redemption fee on shares held less than one year.
*    Annualized
**   Not annualized

  Financial highlights

Scudder Pacific Opportunities Fund

 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

 If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated October 31, 1997, which may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                                                         For the Period
                                                                                                          December 8,
                                                                                                              1992
                                                                                                         (commencement
                                                                                                       of operations) to
                                                             Years Ended October 31,                      October 31,
                                             1997(a)         1996(a)          1995          1994              1993
--------------------------------------------------------------------------------------------------------------------------
                                             -----------------------------------------------------------------------------
Net asset value, beginning of period .....   $15.93          $15.59          $17.57        $16.21            $12.00
                                             -----------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) .............     (.04)            .02             .10           .04               .04
Net realized and unrealized gain
   (loss) on investment transactions .....    (4.50)            .42           (1.98)         1.41              4.17
                                             -----------------------------------------------------------------------------
Total from investment operations .........    (4.54)            .44           (1.88)         1.45              4.21
                                             -----------------------------------------------------------------------------
Less distributions from:
Net investment income ....................     (.01)           (.10)           (.10)         (.08)               --
Net realized gains on investment
   transactions ..........................       --              --              --          (.01)               --
                                             -----------------------------------------------------------------------------
Total distributions ......................     (.01)           (.10)           (.10)         (.09)               --
                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------
Net asset value, end of period ...........   $11.38          $15.93          $15.59        $17.57            $16.21
--------------------------------------------------------------------------------------------------------------------------
Total Return (%) .........................   (28.52)           2.76          (10.73)         8.97             35.08**
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ..........................      147             329             384           499               270
Ratio of operating expenses, net to
   average daily net assets (%) ..........     1.94            1.75            1.74          1.81              1.75*
Ratio of operating expenses before
   expense reductions, to average
   daily net assets (%) ..................     1.94            1.75            1.74          1.81              2.90*
Ratio of net investment income
   (loss) to average daily net
   assets (%) ............................     (.22)            .12             .65           .28              1.41*
Portfolio turnover rate (%) ..............     97.2            95.4            64.0          38.5               9.9*
Average commission rate paid (b) .........   $.0094          $.0148              --            --                --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for periods ending on or after October 31, 1996.
*   Annualized
**  Not annualized

  Financial highlights


Scudder Emerging Markets Income Fund

 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

 If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated October 31, 1997, which may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                                              For the Period
                                                                                               December 31,
                                                                                                   1993
                                                                                              (commencement
                                                                                            of operations) to
                                                                  Years Ended October 31,       October 31,
                                                               1997 (a)  1996 (a)     1995         1994
-------------------------------------------------------------------------------------------------------------
                                                               ----------------------------------------------
Net asset value, beginning of period .........................  $12.98   $10.26      $11.05       $12.00
                                                               ----------------------------------------------
Income from investment operations:
Net investment income ........................................    1.06     1.20        1.14         0.60
Net realized and unrealized gain (loss) on
   investments ...............................................     .46     2.71        (.82)       (1.04)
                                                               ----------------------------------------------
Total from investment operations .............................    1.52     3.91         .32         (.44)
                                                               ----------------------------------------------
Less distributions from:
   Net investment income .....................................   (1.10)   (1.19)      (1.11)        (.51)
   Net realized gain on investment transactions ..............   (1.18)      --          --           --
                                                               ----------------------------------------------
Total distributions ..........................................   (2.28)   (1.19)      (1.11)        (.51)
                                                               ----------------------------------------------

                                                               ----------------------------------------------
Net asset value, end of period ...............................  $12.22   $12.98      $10.26       $11.05
-------------------------------------------------------------------------------------------------------------
Total Return (%) (b) .........................................   12.34    39.78        3.46        (3.54)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................     324      305         169           95
Ratio of operating expenses, net to average daily
   net assets (%) ............................................    1.49     1.44        1.50         1.50*
Ratio of operating expense before expense
   reductions, to average daily net assets (%) ...............    1.49     1.45        1.68         2.23*
Ratio of net investment income to average daily
   net assets (%) ............................................    8.03    10.05       12.83         9.17*
Portfolio turnover rate (%) ..................................   409.5    430.0(c)    302.2        180.6*

(a) Based on monthly average shares outstanding during the period.
(b) Total returns are higher due to maintenance of Fund expenses.
(c) Economic and market conditions necessitated more active trading, resulting in a higher portfolio turnover rate.
*   Annualized
**  Not annualized

 A message from the President

Scudder Kemper Investments, Inc., investment adviser to the Scudder Family of Funds, is one of the largest and most experienced investment management organizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

We offered America's first no-load mutual fund in 1928, and today the Scudder Family of Funds includes over 45 no-load mutual fund portfolios. We also manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund, and numerous other open and closed-end funds that invest in this country and other countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Investor Centers.

The Scudder Family of Funds includes those Funds, or classes of Funds, advised by Scudder Kemper Investments, Inc., that are offered without commissions to purchase or redeem shares or to exchange from one fund to another. There are no 12b-1 fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

                                                   /s/Edmond D. Villani

  Scudder Mutual Funds

o Scudder Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

o Scudder Latin America Fund seeks long-term capital appreciation through investment primarily in the securities of Latin American issuers.

o Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

o Scudder Emerging Markets Income Fund seeks to provide investors with high current income and, secondarily, seeks long-term capital appreciation.


  Contents

Investment characteristics                             9
Scudder Emerging Markets Growth Fund                   9
Scudder Latin America Fund                            11
Scudder Pacific Opportunities Fund                    14
Scudder Emerging Markets Income Fund                  15
Investment experience                                 19
Additional information about policies
   and investments                                    19
Distribution and performance information              28
Fund organization                                     30
Transaction information                               31
Shareholder benefits                                  36
Purchases                                             39
Exchanges and redemptions                             40
Appendix                                              42
Investment products and services                      44
How to contact Scudder                                45

  Investment characteristics

Scudder Emerging Markets Growth Fund, Scudder Latin America Fund, Scudder Pacific Opportunities Fund and Scudder Emerging Markets Income Fund (the "Funds") are mutual funds advised by Scudder, Stevens & Clark, Inc. (the "Adviser"). The prospectuses of the four Funds are presented together here so that you can understand their important differences and decide which Fund or combination of Funds is most suitable for your investment needs.

Except as otherwise indicated, each Fund's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that a Fund's objectives will be met.


  Scudder Emerging Markets Growth Fund

Investment objective and policies

Scudder Emerging Markets Growth Fund, a non-diversified series of Scudder International Fund, Inc., seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

The Fund will invest in the Asia-Pacific region, Latin America, less developed nations in Europe, the Middle East and Africa, focusing investments in countries and regions where there appears to be the best value and appreciation potential, subject to considerations of portfolio diversification and liquidity. In the opinion of the Adviser, many emerging nations around the globe are likely to continue to experience economic growth rates well in excess of those found in the U.S., Japan and other developed markets. In the opinion of the Adviser, this economic growth should translate into strong stock market performance over the long term.

While the Fund offers the potential for substantial price appreciation over time, it also involves above-average investment risk. The Fund is designed as a long-term investment and not for short-term trading purposes. It should not be considered a complete investment program. The Fund's net asset value (price) can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, investment flows and other factors. To encourage a long-term investment horizon, a 2% redemption and exchange fee, described more fully below, is payable to the Fund for the benefit of remaining shareholders on shares held less than one year.

Investments

At least 65% of the Fund's total assets will be invested in the equity securities of emerging market issuers. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund intends to allocate its investments among at least three countries at all times, and does not expect to concentrate in any particular industry. There is no limitation, however, on the amount the Fund can invest in a specific country or region of the world.

The Fund deems an issuer to be located in an emerging market if:

o    the issuer is organized under the laws of an emerging market country;

o    the issuer's principal securities trading market is in an emerging market;
     or

o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.

The Fund's equity investments are common stock, preferred stock (either convertible or non-convertible), depository receipts and warrants. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter, or have no organized market. The Fund may invest in illiquid and restricted securities.

The Fund may invest up to 35% of its total assets in emerging market and domestic debt securities if the Adviser determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. Debt instruments held by the Fund take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments, and trust interests.

Although Scudder Emerging Markets Growth Fund invests in debt securities which are predominantly denominated in U.S. dollars, the Fund may also invest in debt securities denominated in foreign currencies. Such securities may be rated below investment-grade; that is, rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's ("S&P"), or may be unrated but equivalent to those rated below investment-grade by internationally recognized rating agencies such as S&P or Moody's.

Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of issuers in the U.S. and other developed markets. In evaluating the appropriateness of such investments for the Fund, the Adviser takes into account the issuer's involvement in the emerging markets and the potential impact of that involvement on business results. The Fund may also purchase securities on a when-issued or forward delivery basis, enter into reverse repurchase agreements and engage in various strategic transactions, including derivatives.

For temporary defensive purposes, the Fund may hold, without limit, debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. It is impossible to accurately predict how long such alternative strategies will be utilized. The Fund may also invest in closed-end investment companies investing primarily in the emerging markets. To the extent the Fund invests in such closed-end investment companies, shareholders will incur certain duplicate fees and expenses. Such closed-end investment company investments will generally only be made when market access or liquidity restricts direct investment in the market.

More information about the investments and policies of the Fund is provided under "Additional information about policies and investments."

Investment strategy

The Adviser takes a top-down approach to evaluating investments for the Fund, using extensive fundamental and field research. The process begins with a study of the economic fundamentals of each country and region as well as an examination of regional themes such as growing trade, increases in direct foreign investment and deregulation of capital markets. Understanding regional themes allows the Adviser to identify the industries and companies most likely to benefit from the political, social and economic changes taking place in a given region of the world.

Within a market, the Adviser looks for individual companies with exceptional business prospects, which may be due to market dominance, unique franchises, high growth potential, or innovative services, products or technologies. The Adviser seeks to identify companies with favorable potential for appreciation through growing earnings or greater market recognition over time. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. stock market capitalization.

Why invest in the Fund?

This Fund is designed as a convenient, low cost way for investors to participate in the growth opportunities afforded by a broad range of emerging markets. Through one actively managed, pure no-load(TM) fund, investors can tap into developing regions throughout the world, without the burden of deciding where and when to invest on their own.

The Adviser believes the emerging markets will continue to experience some of the fastest rates of economic growth over the next decade and continue to offer attractive stock market potential. In the Pacific Rim and other parts of Asia, economies are typically characterized by large, relatively low cost labor pools, high savings rates and worldwide demand for their products. The Adviser believes that the economies of the Pacific Basin, although experiencing many economic challenges currently, could return to above average rates of economic growth within a few years. In Latin America, the region has benefited from governmental efforts to reduce inflation and budget deficits, invest in much needed infrastructure, deregulate or privatize industry and liberalize their capital markets. Eastern European countries are experiencing strong economic growth as capitalism takes hold. Many African and Middle Eastern countries are also benefiting from the shift to market based economies and from improved fiscal and monetary discipline. These regions, as a whole, are attracting a growing pool of foreign investment and benefiting from growing regional trade, which is helping fuel rapid economic growth. Stock markets in many of these countries have outperformed our own and those of the other more developed countries.

Investors should be aware that participation in the Fund involves special considerations and risks not typically associated with a mutual fund investing principally in the securities of U. S. issuers. However, movements in the Fund's share price may have a low correlation with movements in the U.S. markets, so adding shares of the Fund to an investor's portfolio may, over time, increase the investor's overall diversification, and reduce overall risk.

Investing directly in emerging market securities is usually impractical for individual investors. Investors frequently find it difficult to arrange purchases and sales, obtain current market, industry or corporate information, hold securities for safekeeping, and convert profits from foreign currencies to U.S. dollars. The Fund offers professional management and administrative convenience to shareholders wishing to invest in these more dynamic, emerging markets of the world.


  Scudder Latin America Fund

Investment objective and policies

Scudder Latin America Fund, a non-diversified series of Scudder International Fund, Inc., seeks long-term capital appreciation through investment primarily in the securities of Latin American issuers.

The Fund seeks to benefit from economic and political trends emerging throughout Latin America. These trends are supported by governmental initiatives designed to promote freer trade and market-oriented economies. The Adviser believes that efforts by Latin American countries to, among other things, reduce government spending and deficits, control inflation, lower trade barriers, stabilize currency exchange rates, increase foreign and domestic investment and privatize state-owned companies, will set the stage for attractive investment returns over time.

The Fund involves above-average investment risk. It is designed as a long-term investment and not for short-term trading purposes, and should not be considered a complete investment program.

Investments

At least 65% of the Fund's total assets will be invested in the securities of Latin American issuers, and 50% of the Fund's total assets will be invested in Latin American equity securities. To meet its objective to provide long-term capital appreciation, the Fund normally invests at least 65% of its total assets in equity securities. For purposes of this prospectus, Latin America is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. The Fund defines securities of Latin American issuers as follows:

o Securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America;

o Securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, political subdivisions or the central bank of such country;

o Securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or

o Securities of Latin American issuers, as defined above, in the form of depositary shares.

Although the Fund may participate in markets throughout Latin America, under present conditions the Fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Mexico and Peru. In the opinion of the Adviser, these six countries offer the most developed capital markets in Latin America. The Fund may invest in other countries in Latin America when the Adviser deems it appropriate. The Fund intends to allocate investments among at least three countries at all times and does not expect to concentrate investments in any particular industry.

The Fund's equity investments are common stock, preferred stock (either convertible or non-convertible), depositary receipts and warrants. These may be illiquid securities and may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.

The Fund may invest in debt securities when management anticipates that the potential for capital appreciation is likely to equal or exceed that of equity securities. Capital appreciation in debt securities may arise from a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. Receipt of income from such debt securities is incidental to the Fund's objective of long-term capital appreciation. Most debt securities in which the Fund invests are not rated. When debt securities are rated, it is expected that such ratings will generally be below investment grade; that is, rated below Baa by Moody's or below BBB by S&P. For more information about the debt securities in which the Fund may invest, including risks, please see "Additional information about policies and investments."

The Fund may invest up to 35% of its total assets in the equity securities of U.S. and other non-Latin American issuers. In evaluating non-Latin American investments, the Adviser seeks investments where an issuer's Latin American business activities and the impact of developments in Latin America may have a positive effect on the issuer's business results.

In selecting companies for investment, the Fund typically evaluates industry trends, a company's financial strength, its competitive position in domestic and export markets, technology, recent developments and profitability, together with overall growth prospects. Other considerations generally include quality and depth of management, government regulation, and availability and cost of labor and raw materials. Investment decisions are made without regard to arbitrary criteria as to minimum asset size, debt-equity ratios or dividend history of portfolio companies.

The allocation between equity and debt, and among countries in Latin America, varies based on a number of factors, including?: expected rates of economic and corporate profit growth; past performance and current and comparative valuations in Latin American capital markets; the level and anticipated direction of interest rates; changes or anticipated changes in Latin American government policy; and the condition of the balance of payments and changes in the terms of trade. The Fund, in seeking undervalued markets or individual securities, also considers the effects of past economic crises or ongoing financial and political uncertainties.

To provide for redemptions, or in anticipation of investment in Latin American securities, the Fund may hold cash or cash equivalents (in U.S. dollars or foreign currencies) and other short-term securities, including money market securities denominated in U.S. dollars or foreign currencies. The Fund may assume a defensive position when, due to political or other factors, the Adviser determines that opportunities for capital appreciation in Latin American markets would be significantly limited over an extended period or that investing in those markets poses undue risk to investors. The Fund may, for temporary defensive purposes, invest without limit in cash or cash equivalents and money market instruments or invest all or a portion of its assets in securities of U.S. or other non-Latin American issuers when the Adviser deems such a position advisable in light of economic or market conditions. It is impossible to accurately predict how long such alternative strategies may be utilized. The Fund may also invest in closed-end investment companies investing primarily in Latin America. In addition, the Fund may invest in loan participations and assignments, when-issued securities, convertible securities, illiquid and restricted securities, repurchase agreements and reverse repurchase agreements, and may engage in strategic transactions, including derivatives. See "Additional information about policies and investments" for more information about these investment techniques.

Why invest in the Fund?

The Fund seeks to take advantage of evolving economic and political trends in Latin America. These trends are largely a result of efforts by Latin American governments to institute democratic and market-oriented economic reforms.

Although the pace and success in accomplishing these objectives vary significantly throughout Latin America, there has been a general trend in recent years towards reducing government's role in economic affairs and creating a business environment conducive to investment and growth. To take better advantage of Latin America's abundant natural resources and other strengths, many countries in the region have established policies to control inflation, reduce government deficits and external debt, stabilize currency exchange rates, reduce taxes and interest rates, and modernize and open securities markets. Governments have also privatized state-owned enterprises, including telephone companies, utilities, banks, petrochemical concerns and railroads, and are beginning to invest heavily in infrastructure, which is necessary for a strong economy. In some Latin American countries these initiatives have already led to more stable economic conditions, stronger economic growth, reduction of capital outflows, and increased interest by foreign investors in Latin America, all of which have helped boost capital market returns in recent years.

Investors should be aware that participation in the Fund involves special considerations and risks not typically associated with a mutual fund investing principally in the securities of U.S. issuers. However, for investors who can accept the risks of Latin American investing and have a long-term investment horizon, the Fund offers the potential for substantial capital appreciation over time. See "Additional information about policies and investments--Risk factors."

The Fund is the first pure no-load fund to invest in Latin America.


  Scudder Pacific Opportunities Fund

Investment objective and policies

Scudder Pacific Opportunities Fund, a non-diversified series of Scudder International Fund, Inc., seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan. The Fund's investment program focuses on the smaller, emerging markets in this region of the world. The Fund is appropriate for no-load investors seeking to benefit from economic growth in the Pacific Basin, but who do not want direct exposure to the Japanese market. An investment in the Fund entails above-average investment risk.

Investments

The Fund invests, under normal market conditions, at least 65% of its total assets in the equity securities of Pacific Basin companies. Pacific Basin countries include Australia, the Peoples Republic of China, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan--the so-called "four tigers." The Fund may invest in other countries in the Pacific Basin when their markets become sufficiently developed. The Fund will not, however, invest in Japanese securities. The Fund intends to allocate investments among at least three countries at all times.

The Fund defines securities of Pacific Basin companies as follows:

o Securities of companies organized under the laws of a Pacific Basin country or for which the principal securities trading market is in the Pacific Basin; or

o Securities of companies, wherever organized, when at least 50% of a company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Pacific Basin.

The Fund's equity investments are common stock, preferred stock (either convertible or non-convertible), depositary receipts and warrants. These may be illiquid securities. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter or have no organized market.

The Fund may invest up to 35% of its total assets in foreign and domestic debt securities if the Adviser determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. The Fund may purchase bonds rated Aaa, Aa or A by Moody's, or AAA, AA or A by S&P or, if unrated, of equivalent quality as determined by the Adviser. Should the rating of a security in the Fund's portfolio be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security.

Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of U.S. and other non-Pacific Basin issuers (excluding Japan). In evaluating non-Pacific Basin investments, the Adviser seeks investments where an issuer's Pacific Basin business activities and the impact of developments in the Pacific Basin may have a positive effect on the issuer's business results. The Fund may also purchase shares of closed-end investment companies that invest primarily in the Pacific Basin. In addition, the Fund may invest in when-issued securities, convertible securities, illiquid and restricted securities and reverse repurchase agreements, and may engage in strategic transactions, including derivatives. For temporary defensive purposes, the Fund may hold without limit debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements when the Adviser deems such a position advisable in light of economic or market conditions. It is impossible to accurately predict how long such alternative strategies may be utilized. More information about investment techniques is provided under "Additional information about policies and investments."

Investment strategy

The Adviser seeks to identify companies with favorable potential for appreciation through growing earnings or market recognition over time. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. market capitalization.

The Adviser evaluates investments for the Fund from both a macroeconomic and a microeconomic perspective, using extensive field research. Macroeconomic research includes a study of the economic fundamentals of each country and an examination of regional themes such as growing trade, increases in direct foreign investment and deregulation of capital markets. Understanding regional themes allows the Adviser to identify the industries and sectors most likely to benefit from the political, social and economic changes taking place across the Pacific Basin. Microeconomic analysis identifies individual companies with exceptional business prospects, which may be due to market dominance, unique franchises, high growth potential, or innovative services, products or technologies.

Why invest in the Fund?

The Fund is designed for investors wishing to participate in the investment opportunities afforded by the Asian markets in the Pacific Basin. The Adviser believes that the economies of the Pacific Basin, although experiencing many economic challenges currently, could return to above-average rates of economic growth within a few years. These economies are generally characterized by large, hard-working labor pools, a well-educated and growing middle class, high savings rates and a diverse group of entrepreneur companies. The Adviser will look for companies with sound balance sheets, low cost structures, healthy cash flow, U.S. dollar earnings, and strong competitive positions.

The Fund involves above-average risk. It is designed as a long-term investment and not for short-term trading purposes, and should not be considered a complete investment program. However, movements in the Fund's share price may have a low correlation with movements in the U.S. markets, so adding shares of the Fund to an investor's portfolio may increase the investor's portfolio diversification, and moderate overall portfolio risk.

Investing directly in foreign securities is usually impractical for individual investors. Investors frequently find it difficult to arrange purchases and sales, obtain current market, industry or corporate information, hold securities for safekeeping and convert profits from foreign currencies to U.S. dollars. The Fund manages these tasks for the investor. The Adviser has had many years of experience in dealing in foreign markets and believes the Fund affords a convenient and cost-effective method of investing in the more dynamic, developing countries in the Pacific Basin region. See "Additional information about policies and investments--Risk factors."


  Scudder Emerging Markets Income Fund

Investment objectives and policies

Scudder Emerging Markets Income Fund, a non-diversified series of Scudder Global Fund, Inc., has dual investment objectives. The Fund's primary investment objective is to provide investors with high current income. As a secondary objective, the Fund seeks long-term capital appreciation. In pursuing these goals, the Fund invests primarily in high-yielding debt securities issued by governments and corporations in emerging markets. Many developing regions of the world have undertaken sweeping political and economic changes that favor increased business activity and demand for capital. In the opinion of the Adviser, these changes present attractive investment opportunities, both in terms of income and appreciation potential, for long-term investors.

Special investment considerations

The Fund involves above-average bond fund risk and can invest entirely in high yield/high risk bonds. It is designed as a long-term investment and not for short-term trading purposes, and should not be considered a complete investment program. While designed to provide a high level of current income, the Fund may not be appropriate for all income investors. The Fund should not be viewed as a substitute for a money market or short-term bond fund. The Fund invests in lower quality securities of emerging market issuers, some of which have in the past defaulted on certain of their financial obligations. Investments in emerging markets can be volatile. The Fund's share price and yield can fluctuate daily in response to political events, changes in the perceived creditworthiness of emerging nations, fluctuations in interest rates and, to a certain extent, movements in foreign currencies. Please refer to "Special risk considerations" for further information.

Investment policies

In seeking high current income and, secondarily, long-term capital appreciation, the Fund invests, under normal market conditions, at least 65% of its total assets in debt securities issued by governments, government-related entities and corporations in emerging markets, or the return on which is derived primarily from emerging markets. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

The Fund takes a global approach to portfolio management. The Adviser currently weights its investments toward countries in Latin America, which has offered the largest and most liquid debt markets of the emerging nations around the globe in the past few years. However, the Adviser may pursue investment opportunities in Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The Fund deems an issuer to be located in an emerging market if:

o    the issuer is organized under the laws of an emerging market country;

o    the issuer's principal securities trading market is in an emerging market;
     or

o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived from (directly or indirectly from subsidiaries) assets or activities located in emerging markets.

Although the Fund may invest in a wide variety of high-yielding debt obligations, under normal conditions it must invest at least 50% of its total assets in sovereign debt securities issued or guaranteed by governments, government-related entities and central banks based in emerging markets (including participations in and assignments of portions of loans between governments and financial institutions); government owned, controlled or sponsored entities located in emerging markets; entities organized and operated for the purpose of restructuring investment characteristics of instruments issued by government or government-related entities in emerging markets; and debt obligations issued by supranational organizations such as the Asian

Development Bank and the Inter-American Development Bank, among others.

The Fund may also consider for purchase any debt securities issued by commercial banks and companies in emerging markets. The Fund may invest in both fixed- and floating-rate issues. Debt instruments held by the Fund take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments and trust interests. The Fund may invest regularly in "Brady Bonds," which are debt securities issued under the framework of the Brady Plan as a mechanism for debtor countries to restructure their outstanding bank loans. Most "Brady Bonds" have their principal collaterized by zero coupon U.S. Treasury bonds.

To reduce currency risk, the Fund invests at least 65% of its total assets in U.S. dollar-denominated debt securities. Therefore, no more than 35% of the Fund's total assets may be invested in debt securities denominated in foreign currencies.

The Fund is not restricted by limits on weighted average portfolio maturity or the maturity of an individual issue. Debt securities in which the Fund may invest may have stated maturities from overnight to 30 years or longer. The weighted average maturity of the Fund's portfolio is actively managed and will vary from period to period based upon the Adviser's assessment of economic and market conditions, taking into account the Fund's investment objectives.

In addition to maturity, the Fund's investments are actively managed in terms of geographic, industry and currency allocation. In managing the Fund's portfolio, the Adviser takes into account such factors as the credit quality of issuers, changes in and levels of interest rates, projected economic growth rates, capital flows, debt levels, trends in inflation, anticipated movements in foreign currencies and government initiatives.

While the Fund is not "diversified" for purposes of the Investment Company Act of 1940, (the "1940 Act") it intends to invest in a minimum of three countries at any one time and will not commit more than 40% of its total assets to issuers in a single country.

By focusing on fixed-income instruments issued in emerging markets, the Fund invests predominantly in debt securities that are rated below investment-grade, or unrated but equivalent to those rated below investment-grade by internationally recognized rating agencies such as S&P or Moody's. Debt securities rated below BBB by S&P or below Baa by Moody's are considered to be below investment-grade. These types of high yield/high risk debt obligations (commonly referred to as "junk bonds") are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and more volatility in price than securities in higher rating categories, such as investment-grade U.S. bonds. On occasion, the Fund may invest up to 5% of its net assets in non-performing securities whose quality is comparable to securities rated as low as D by S&P or C by Moody's. During the fiscal year ended October 31, 1997, the average monthly dollar-weighted market value of the bonds in the Fund's portfolio was rated as follows: 1.48% A-1+, 12.72% BB+, 35.99% BB, 10.00% BB-, 10.62%B+ and 17.22% not rated. The bonds are rated by Moody's or S&P, or of equivalent quality as determined by the Adviser. A large portion of the Fund's bond holdings may trade at substantial discounts from face value. Please refer to "Special risk considerations--High yield/high risk securities" for more information.

The Fund may invest up to 35% of its total assets in securities other than debt obligations issued in emerging markets. These holdings include debt securities and money market instruments issued by corporations and governments based in developed markets, including up to 20% of total assets in U.S. fixed-income instruments.

However, for temporary, defensive or emergency purposes, the Fund may invest without limit in U.S. debt securities, including short-term money market securities. It is impossible to predict for how long such alternative strategies will be utilized. In addition, the Fund may engage in strategic transactions, including derivatives.

The Fund may also acquire shares of closed-end investment companies that invest primarily in emerging market debt securities. To the extent the Fund invests in such closed-end investment companies, shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

Why invest in the Fund?

The Fund is designed as a convenient, relatively low cost way for investors to participate in an actively managed portfolio of high-yielding emerging market debt securities. The Adviser believes that emerging bond markets will continue to expand with the economic growth in Latin America and other developing regions, and that securities in these markets will continue to provide an attractive combination of high current income and appreciation potential for the long-term investor.

In recent years, many emerging markets around the world have reduced government's role in economic and personal affairs and instituted other changes to stimulate business investment and growth. Autocratic political regimes have, in many cases, been replaced by more democratic institutions. Centrally controlled economies have given way, in whole or significant part, to free-market systems. In support of these changes, countries in Latin America and elsewhere have reduced tax rates and budget deficits, made strides in getting inflation under control and stabilizing exchange rates, and have eliminated or reduced trade barriers. Added to these important steps, developing economies have improved communications and transportation systems; liberalized capital markets; and privatized utilities, oil companies, banks and other state-owned industries. Although the pace and success in accomplishing these objectives vary significantly from country to country, these reforms have, in general, helped to reverse flight of capital, build confidence among both local and foreign investors, and stimulate economic expansion.

The Adviser believes that for these favorable trends to continue, however, the emerging economies of Latin America, Asia, Africa, the Middle East and Europe will need a steady flow of capital to continue to build infrastructure, complement domestic savings, support currency reserves, expand plant and equipment, and maintain competitiveness on a global basis. Much of this capital should come from the public and private debt markets. The world fixed-income markets are vital to the future growth of emerging economies. These markets can present attractive opportunities for investors in the form of high yields, which emerging economies need to offer to attract capital, and the potential for capital appreciation, which can result from improving creditworthiness of emerging market issuers, declining interest rates and other factors.

In addition to an attractive return potential, the Fund can provide diversity to a domestic investment portfolio because the emerging debt markets do not always move in the same manner as U.S. stock and bond markets. The Fund can also provide a way to benefit from the growth and improving economic fundamentals of developing nations for those investors who cannot tolerate the degree of volatility associated with emerging market common stocks.

Direct investment in foreign securities, especially the emerging markets, is usually impractical for an individual investor. Investors, on their own, may find it difficult to analyze investment opportunities abroad as well as trade and hold foreign securities. The Fund offers professional management and administrative convenience to shareholders wishing to participate in this relatively new asset class.

  Investment experience

The Adviser has been a leader in international investment management for over 40 years. Scudder International Fund was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission.


  Additional information about policies and investments

Investment restrictions

Each Fund has certain investment restrictions which are designed to reduce a Fund's investment risk. Fundamental investment restrictions may not be changed without a vote of shareholders; non-fundamental investment restrictions may be changed by a vote of a Fund's Board of Directors.

As a matter of fundamental policy, each Fund may not borrow money, except as permitted under Federal law. Further, as a matter of non-fundamental policy, each Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes, although each Fund may engage up to 5% of total assets in reverse repurchase agreements or dollar rolls.

As a matter of fundamental policy, each Fund may not make loans except through the lending of portfolio securities, the purchase of debt securities or interests in indebtedness, or through repurchase agreements. Each Fund has adopted a non-fundamental policy restricting the lending of portfolio securities to no more than 5% of total assets.

A complete description of these and other policies and restrictions is contained under "Investment Restrictions in the Funds' Statements of Additional Information.

Other Funds may invest to a limited extent in the investments described below, please refer to each Fund's "Investment objective(s) and policies" section above for additional information.

Common stocks

Under normal circumstances, Scudder Emerging Markets Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund invest primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, each such Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer the greatest potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible securities

Convertible securities in which each Fund may invest include bonds, notes, debentures, preferred stocks and other securities convertible into common stocks. Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and equity securities. In addition, convertible securities in which Scudder Latin America Fund may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Scudder Emerging Markets Income Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, Scudder Emerging Markets Income Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer choose to do so, this action could have an adverse effect on the Fund's ability to achieve its investment objectives.

Repurchase agreements

As a means of earning income for periods as short as overnight, each Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, each Fund acquires securities, subject to the seller's agreement to repurchase them at a specified time and price. If the seller under a repurchase agreement becomes insolvent, the Funds' right to dispose of the securities might be restricted, or the value of the securities may decline before each Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase under a repurchase agreement, a Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.

Scudder Emerging Markets Income Fund may enter into repurchase agreements with any party deemed creditworthy by the Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Scudder Latin America Fund and Scudder Emerging Markets Growth Fund may also enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risk similar to that of debt securities. Please see "Risk factors - Repurchase agreements" for more information.

Synthetic investments

Under certain circumstances, Scudder Emerging Markets Income Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive investments. In such circumstances, the Fund may invest in synthetic or derivative alternative investments ("synthetic investments") that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, synthetic investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic investments typically are illiquid. As such, investments in the securities will be limited to the fund's policy of investing in illiquid securities.

Reverse repurchase agreements

Scudder Emerging Markets Income Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Indexed securities

Scudder Emerging Markets Income Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference instrument.

When-issued securities

Each Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Brady Bonds

Scudder Emerging Markets Income Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Ecuador, Jordan, Mexico, Morocco, Nigeria, the Philippines, Poland, the Dominican Republic and Uruguay.

Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity, (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Illiquid securities

Each Fund may invest a portion of its assets in securities for which there is not an active trading market, or which have resale restrictions. Such securities may have been acquired through private placements (transactions in which the securities acquired have not been registered with the Securities and Exchange Commission, the "SEC"). These illiquid securities generally offer a higher return than more readily marketable securities, but carry the risk that the Fund may not be able to dispose of them at an advantageous time or price. Some restricted securities purchased by a Fund, however, may be considered liquid despite resale restrictions.

Scudder Emerging Markets Growth Fund's and Scudder Emerging Market Income Fund's Boards of Directors has delegated to the Adviser the authority to determine the liquidity of restricted securities that can be resold to institutional investors ("Rule 144A Securities") and privately placed commercial paper pursuant to guidelines approved by each Fund's Board of Directors.

Loan participations and assignments

Scudder Latin America Fund and Scudder Emerging Markets Income Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, each Fund's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

When investing in a participation, a Fund will typically have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, a Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

When a Fund purchases assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund's obligations may differ from, and be more limited than those held by the assigning lender.

Loan participations and assignments may be illiquid. Please refer to "Risk factors--Illiquid securities" for more information.

Portfolio turnover rate

Recent economic and market conditions have necessitated more active trading, resulting in a higher portfolio turnover rate for Scudder Emerging Markets Income Fund. A higher rate involves greater transaction costs to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. For more information, see the "Taxes" and "Portfolio Transactions" sections of the Fund's Statement of Additional Information.

Strategic Transactions and derivatives

Each Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). In addition, Scudder Emerging Markets Growth may engage in equity swaps.

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for each Funds' portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of their portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Risk factors

Each Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that each Fund may use from time to time. A complete description of these and other risk factors can be found in each Fund's Statement of Additional Information. Other Funds may invest to a limited extent in the investments described below, please refer to each Fund's "Investment objective(s) and policies" section above for additional information.

Foreign securities. Each Fund may invest in foreign securities. Investments in foreign securities involve special considerations, due to more limited information, higher brokerage costs, different accounting standards, thinner trading markets and the likely impact of foreign taxes on the yield from debt securities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Further, it may be more difficult for each Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. Each Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Each Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

Each Fund invests in securities denominated in currencies of foreign countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of each Fund's assets denominated in those currencies.

Some foreign countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, it generally will not be possible to reduce the Fund's foreign currency risk through hedging. Any devaluations in the currencies in which each Fund's portfolio securities are denominated may have a detrimental impact on each Fund's net asset value.

Investing in emerging markets. Scudder Emerging Markets Growth Fund and Scudder Emerging Markets Income Fund may invest in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Foreign investment in certain emerging market debt obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market debt obligations and increase the costs and expenses of a Fund. Certain emerging markets require prior governmental approval of investments by foreign persons, and/or impose additional taxes on foreign investors. These markets may also restrict investment opportunities in issuers in industries deemed important to national interests.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse effect on a Fund's non-dollar denominated securities and on the issuers of debt obligations generally.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other.

Investment in sovereign debt can involve a high degree of risk. Holders of sovereign debt (including each Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. For a more complete description of the risks of investing in emerging markets, please refer to each Fund's Statement of Additional Information.

Investing in Latin America. Scudder Latin America Fund invests 65% of its total assets in the securities of Latin American issuers, and 50% of the Fund's total assets will be invested in Latin American equity securities.

The Adviser believes that investment opportunities may result from recent trends in Latin America encouraging greater market orientation and less governmental intervention in economic affairs. Investors, however, should be aware that the Latin American economies have experienced considerable difficulties in the past decade. Although there have been significant improvements in recent years, the Latin American economies continue to experience challenging problems, including high inflation rates and high interest rates relative to the U.S. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions. Recovery may also be influenced by international economic conditions, particularly those in the U.S., and by world prices for oil and other commodities. There is no assurance that recent economic initiatives will be successful.

Certain risks associated with international investments and investing in smaller, developing capital markets are heightened for investments in Latin American countries. For example, some of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of these currencies periodically. In addition, although there is a trend toward less government involvement in commerce, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government still owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

Most Latin American countries have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. Some of these countries have in the past defaulted on their sovereign debt. Holders of sovereign debt (including Scudder Latin America Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The limited size of many Latin American securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of securities.

The portion of Scudder Latin America Fund's assets invested directly in Chile may be less than the portions invested in other countries in Latin America because, at present, capital invested in Chile normally cannot be repatriated for as long as five years.

Investing in the Pacific Basin. Scudder Pacific Opportunities Fund is susceptible to political and economic factors affecting issuers in Pacific Basin countries. Although the Fund will not invest in Japanese companies, some Pacific Basin economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. Many of the countries of the Pacific Basin are developing both economically and politically. Pacific Basin countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Some Pacific Basin countries restrict the extent to which foreigners may invest in their securities markets. Securities of issuers located in some Pacific Basin countries tend to have volatile prices and may offer significant potential for loss as well as gain. Further, certain companies in the Pacific Basin may not have firmly established product markets, may lack depth of management, or may be more vulnerable to political or economic developments such as nationalization of their own industries.

Repurchase agreements. Each Fund may utilize repurchase agreements. If the seller under a repurchase agreement becomes insolvent, a Fund's right to dispose of a security may be restricted, or the value of the securities may decline before a Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase commitment transactions may not provide a Fund with collateral marked-to-market during the term of the commitment.

Illiquid securities. The absence of a trading market can make if difficult to ascertain a market value for illiquid investments. Disposing of illiquid or restricted investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Convertible securities. While convertible securities generally offer lower yield than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

Borrowing. Although the principal of each Fund's borrowing will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, increasing exposure to capital risk.

Non-diversified investment company. Each Fund is classified as a non-diversified investment company under the 1940 Act, which means that these Funds are not limited by the 1940 Act in the proportion of their assets that they may invest in the obligations of a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause the a Fund's share price to fluctuate more than that of a diversified investment company.

Debt securities. High quality bonds (rated AAA or AA by S&P or Aaa or Aa by Moody's) characteristically have strong capacity to pay interest and repay principal. Medium-grade bonds (rated A or BBB by S&P or A or Baa by Moody's) are defined as having adequate capacity to pay interest and repay principal. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

Securities rated BBB or Baa are neither highly protected nor poorly secured. These securities normally pay higher yield but involve potentially greater price variability than higher quality securities. They are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so.

Debt securities rated below BBB by S&P or below Baa by Moody's (commonly referred to as "junk bonds") are considered to be below investment grade. The lower the ratings of such debt securities, the greater their risks render them like equity securities. These types of high yield/high risk debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and more volatility in price than securities in higher rating categories, such as investment-grade U.S. bonds. The market price of such lower rated debt securities may decline significantly in periods of general economic difficulty. The trading market for these securities is generally less liquid than for higher rated securities making it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value, and a Fund may have difficulty disposing of these securities at the time it wishes to do so. Securities rated D by S&P, or of equivalent quality if unrated, may be in default with respect to payment of principal or interest. Also, longer maturity bonds tend to fluctuate more in price as interest rates change than do short-term bonds, providing both opportunity and risk.

Scudder Emerging Markets Growth Fund may invest in debt securities with varying degrees of credit quality. The Fund may invest in securities whose quality is comparable to securities rated as low as C by Moody's or D by S&P.

Scudder Latin America Fund may invest in debt securities which are unrated, rated or the equivalent of those rated below investment grade. In addition, Scudder Latin America Fund will invest no more than 10% of its net assets in securities rated B or lower by Moody's or S&P, and may invest in securities rated C by Moody's or D by S&P.

High yield/high risk securities. Scudder Emerging Markets Income Fund may invest in debt securities which are rated below investment-grade (hereinafter referred to as "lower rated securities") or which are unrated, but deemed equivalent to those rated below investment-grade by the Adviser. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. The yields on high yield/high risk bonds will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities especially in a market characterized by only a small amount of trading.

In cases where market quotations are not available, lower rated securities are valued using guidelines established by the Fund's Board of Directors. Perceived credit quality in this market can change suddenly and unexpectedly, and may not fully reflect the actual risk posed by a particular lower rated or unrated security.

Please refer to the attached "Appendix" for further information concerning debt securities ratings. For a more complete description of the risks of high yield/high risk securities, please refer to the Fund's Statement of Additional Information.

Indexed securities. Scudder Emerging Markets Income Fund may invest in indexed securities.

Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, the change in the interest rate or value of the security at maturity may be some multiple of the change in the value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Fund will bear the market risk of the reference instrument.

Strategic Transactions and derivatives. Each Fund may invest in strategic transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that a Fund may use and some of their risks are described more fully in each Fund's respective Statement of Additional Information.


  Distribution and performance information

Dividends and capital gains distributions

Scudder Emerging Markets Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund each intend to distribute any dividends from net investment income and any net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of federal excise tax. Scudder Emerging Markets Income Fund intends to distribute dividends from its net investment income quarterly in March, June, September and December. Scudder Emerging Markets Income Fund intends to distribute any realized capital gains after utilization of capital loss carryforwards, if any, in December. Each Fund may make an additional distribution, if necessary.

For all Funds, any dividends or capital gains distributions declared in October, November or

December with a record date in such a month and paid during the following January will be treated by shareholders for federal income purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of a Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder's account.

For all Funds, generally dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable to individual shareholders at a maximum 20% or 28% capital gains rate (depending on a Fund's holding period for the assets giving rise to the gain), regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of dividends from net investment income may qualify for the dividends-received deduction for corporations.

For Scudder Emerging Markets Income Fund, certain realized gains or losses on the sale or retirement of foreign bonds held by the Fund, to the extent attributable to exchange rate fluctuations, must be treated as ordinary income or loss. Such income or loss may increase or decrease the Fund's income available for distribution to shareholders. If, under the rules governing the tax treatment of foreign currency gains or losses, the Fund's income available for distribution is decreased, a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a nontaxable return of capital distribution. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to the shareholder is treated as a return of capital.

For Scudder Emerging Markets Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund shareholders may be able to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by each Fund to foreign countries.

Each Fund sends detailed tax information to shareholders about the amount and type of its distributions by January 31 of the following year.

For Scudder Emerging Markets Growth Fund, distributions are not subject to the 2% redemption fee, whether paid in cash or reinvested. If the investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

For Scudder Emerging Markets Growth Fund, under normal investment conditions, it is anticipated that the Fund's portfolio turnover rate will not exceed 100% per year. However, economic and market conditions may necessitate more active trading, resulting in a higher portfolio turnover rate. A higher rate involves greater brokerage expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Performance information

From time to time, quotations of the Funds' performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance.

"Total return" is the change in value of an investment in a Fund for a specified period.

"Average annual total return" of a Fund is the average annual compound rate of return of an investment in a Fund assuming the investment has been held for one year, five years and ten years as of a stated ending date. (If a Fund has not been in operation for at least ten years, the life of the Fund will be used where applicable.)

"Cumulative total return" represents the cumulative change in value of an investment in a Fund for various periods.

All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of a Fund.

For Scudder Emerging Markets Income Fund, the "SEC yield" of the Fund is an annualized expression of the net income generated by the Fund over a specified 30-day (one month) period as a percentage of the Fund's share price on the last day of that period. The yield is calculated according to methods required by the SEC, and therefore may not equate to the level of income paid to shareholders. Yield is expressed as an annualized percentage.

Performance for any of the Funds will vary based upon, among other things, changes in market conditions and the level of a Fund's expenses.


  Fund organization

Each Fund is a series of a Corporation which is an open-end management investment company registered under the 1940 Act.

The activities of the Funds are supervised by their respective Boards of Directors. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Corporations are not required to and have no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment management agreement. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

The prospectuses of each of the four Funds are combined in this prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement or omission regarding another Fund. The Directors of each Corporation have considered this and approved the use of a combined prospectus.

Scudder International Fund, Inc. was organized as a Maryland corporation in July 1975, its predecessor was organized in 1953.

Scudder Global Fund, Inc. was organized as a Maryland corporation in May 1986.

Investment adviser

Each Fund retains the investment management firm of Scudder Kemper Investments, Inc., a Delaware corporation formerly known as Scudder, Stevens & Clark, Inc., to manage its daily investment and business affairs subject to the policies established by the Board of Directors. The Directors have overall responsibility for the management of each Fund under Maryland law.

Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, have formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. and Scudder has changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owns approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

Scudder Emerging Markets Growth Fund, Scudder Pacific Opportunities Fund and Scudder Emerging Markets Income Fund each pay the Adviser an annual fee of 1.25%, 1.10% and 1.00%, respectively, of each Fund's average daily net assets. The Adviser had agreed to maintain the annualized expenses of Scudder Emerging Markets Income Fund at not more than 1.50% of the average daily net assets until February 29, 1996. Accordingly, the Adviser received an investment management fee of 0.99% of Scudder Emerging Markets Income Fund's average daily net assets.

Scudder Latin America Fund pays the Adviser an annual fee of 1.25% of the first $1 billion and 1.15% of such assets in excess of $1 billion of the Fund's average daily net assets.

The investment management fee for each Fund is higher than that charged by many funds which invest primarily in U.S. securities, though it is not necessarily higher than fees charged to funds with similar investment objectives.

The management fees are payable monthly, provided that each Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

All of a Fund's expenses are paid out of gross investment income of a Fund. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder Kemper Investments, Inc. is located at 345 Park Avenue, New York, New York.

Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for each Fund.

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is each Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Funds. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of each Fund.

Custodian

Brown Brothers Harriman & Co. is the custodian for each Fund.


  Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Funds' transfer agent receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption requests by telephone prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

   The Scudder Funds
   State Street Bank and Trust Company
   Boston, MA 02101
   ABA Number 011000028
   DDA Account 9903-5552

Your wire instructions must also include:
   -- the name of the fund in which the money is to be invested, -- the account number of the fund, and -- the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By telephone order. Existing shareholders may purchase shares at a certain day's price by calling 1-800-225-5163 before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day. Orders must be for $10,000 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. You must include with your payment the order number given at the time the order is placed. If payment by check or wire is not received within three business days, the order is subject to cancellation and the shareholder will be responsible for any loss to the Fund resulting from this cancellation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

By "QuickBuy." If you elected "QuickBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "QuickBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases may not be for more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "QuickBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.

If you purchase shares by "QuickBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "QuickBuy" transactions are not available for most retirement plan accounts. However, "QuickBuy" transactions are available for Scudder IRA accounts.

By exchange. Your new account will have the same registration and address as your existing account. The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

Redeeming shares

The Funds allow you to redeem shares (i.e., sell them back to a Fund) without redemption fees, with the exception of Scudder Emerging Markets Growth Fund. Scudder Emerging Markets Growth Fund charges a 2% fee upon the redemption or exchange of shares held less than one year. (Please see "Redeeming shares -- Exchanging and redeeming shares from Scudder Emerging Markets Growth Fund" for complete information.)

By telephone. This is the quickest and easiest way to sell Fund shares. If you provided your banking information on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not include your banking information on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

By "QuickSell." If you elected "QuickSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "QuickSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "QuickSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"QuickSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

Exchanging and redeeming shares from Scudder Emerging Markets Growth Fund

Upon the redemption or exchange of shares of Scudder Emerging Markets Growth Fund held less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The fee is waived for all shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans. However, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this fee waiver does not apply to IRA and SEP-IRA accounts. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its subsidiaries, and does not benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate their fees at any time. The fee applies to redemptions from the Fund and exchanges to other Scudder funds, but not to dividend or capital gains distributions which have been automatically reinvested in the Fund. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. See "Exchanges and Redemptions" in the Fund's Statement of Additional Information for a more detailed description of the redemption fee.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $100,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (Each Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations, or clearing agencies deemed eligible by the SEC. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $100,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. Each Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price

Purchases and redemptions, including exchanges, are made at net asset value. There is a 2% fee payable to Scudder Emerging Markets Growth Fund for exchanges or redemptions of shares held less than one year. Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading, for all Funds. Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding.

Trading in securities on foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. If events materially affecting the value of a Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined by each Board of Directors.

Processing time

All purchase and redemption requests must be received in good order by the Funds' transfer agent.

Those requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day. Those requests received after the close of regular trading on the Exchange will be executed the following business day.

If you wish to make a purchase of $500,000 or more you should notify the Funds' transfer agent of such a purchase by calling 1-800-225-5163.

The Funds will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The Funds and Scudder Investor Services, Inc. each reserve the right to reject purchases of Fund shares (including exchanges) for any reason including when a pattern of frequent purchases and sales made in response to short-term fluctuations in a Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of each Fund's application when you open an account. Federal tax law requires these Funds to withhold 31% of taxable dividends, capital gains distributions from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Funds reserve the right to reject new account applications without a correct certified Social Security or tax identification number. The Funds also reserve the right, following 30 days' notice to shareholders, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period. Redemptions for failure to provide a tax identification number are not subject to the 2% redemption fee on Scudder Emerging Markets Growth Fund.

Minimum balances

Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by a Fund's Board of Directors. Scudder retirement plans and certain other accounts have similar or lower minimum balance requirements. The initial investment and minimum account balance for fiduciary accounts such as IRAs is $1,000 per fund account, while the subsequent minimum investment is $50. A shareholder may open a regular account with a minimum of $1,000, if an investment program of at least $100 per month is established.

Shareholders with non-fiduciary accounts who maintain an account balance of less than $2,500 in a Fund without establishing a regular investment program may be assessed an annual $10.00 per fund charge with the fee to be paid to a Fund. The $10.00 charge will not apply to shareholders with a combined household account balance (same surname, same address) in any of the Scudder Funds of $25,000 or more. Each Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, where a reduction in value has occurred due to a redemption or exchange out of the account. The shareholder may restore the share balance to $250 or more during the 60-day notice period and must maintain it at no lower than that minimum to avoid an involuntary redemption. A Fund will mail the proceeds of the redeemed account to the shareholder. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation. Please refer to "Exchanges and Redemptions -- Other information" in each Fund's Statement of Additional Information.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing each Fund's net asset value (a redemption-in-kind).

If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. Each Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.


  Shareholder benefits

Experienced professional management

Scudder Kemper Investments, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Each of the Funds is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders and other investment specialists who work in the Adviser's offices across the United States and abroad. The Adviser believes its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

Scudder Emerging Markets Growth Fund. Joyce E. Cornell, Lead Portfolio Manager, has responsibility for the Fund's day-to-day management and investment strategies. Ms. Cornell has been a portfolio manager at Scudder since 1993, and joined the firm in 1991 after eight years of investment experience as a research analyst. Elizabeth Allan, Portfolio Manager, helps set the Fund's general investment strategies. Ms. Allan joined the Adviser in 1987, and has numerous years of Pacific Basin research and investing experience. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy by focusing on the Latin American securities in the portfolio. Ms. Kenney joined the Adviser in 1995 and has ten years of financial industry experience. Ms. Kenney was a vice president of corporate finance for an investment banking firm for seven years, and most recently, a portfolio manager for two years.

Elizabeth Allan, Portfolio Manager, helps set the Fund's general investment strategies. Ms. Allan joined the Adviser in 1987, and has numerous years of Pacific Basin research and investing experience.

Andre J. DeSimone, Portfolio Manager, assists in investment selection. Mr. DeSimone joined the Adviser in 1997 after three years as Chief Executive Officer of a stock brokerage company in Kenya. Mr. DeSimone also has six years of experience in investment banking.

Scudder Latin America Fund. Lead Portfolio Manager Edmund B. Games, Jr. has set the Fund's investment strategy and overseen its daily operation since the Fund was introduced in 1992. Mr. Games joined the Adviser's equity research area in 1960 and has focused on Latin American stocks since 1988. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy since joining the Fund's team in 1996. Ms. Kenney joined the Adviser in 1995, has ten years of financial industry experience. Ms. Kenney was a vice president of corporate finance for an investment banking firm for seven years, and most recently, a portfolio manager for two years. Paul Rogers, Portfolio Manager, also joined the Fund's team in 1996 and is primarily responsible for research on Latin American corporations. Mr. Rogers joined Scudder in 1994 and has over ten years of investment experience.

Scudder Pacific Opportunities Fund. Co-Lead Portfolio Manager Elizabeth J. Allan assumed responsibility for the Fund's day-to-day management and investment strategies in February 1994. Ms. Allan joined the Adviser in 1987 as a member of the portfolio management team of a closed-end mutual fund concentrating its investments in Asia. Co-Lead Portfolio Manager Theresa Gusman joined the team in 1997 and shares responsibility with Ms. Allan in the Fund's day-to-day management and investment strategies. Ms. Gusman joined the Adviser in 1995 after three years as a Pacific Basin analyst. Ms. Gusman has 14 years of experience in international investments. Nicholas Bratt, Portfolio Manager, has been a member of the Fund's team since 1992 and has over 20 years of experience in global investing.

Scudder Emerging Markets Income Fund. Lead Portfolio Manager Susan E. Dahl assumed responsibility for the Fund's investment strategies and day-to-day management in 1996. Ms. Dahl, who has over seven years of investment experience in emerging markets, joined the Fund's team in 1994 and has worked at Scudder since 1987. Ms. Dahl is the market strategist and a senior portfolio manager for the Adviser's Emerging Markets/High Yield Bond Group. Prior to assuming these responsibilities, Ms. Dahl headed the Emerging Markets fixed income trading and managed several Emerging Markets fixed income and balanced portfolios. M. Isabel Saltzman, Portfolio Manager, assists with the development and execution of investment strategy. Ms. Saltzman, who joined Scudder in 1990 as a portfolio manager, has been involved in credit analysis, corporate finance, and foreign finance and investing since 1979 and contributes special expertise in Latin America.

SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. (The exchange privilege may not be available for certain Scudder funds or classes thereof. For more information, please call 1-800-225-5163.) Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Personal Counsel(SM) -- A Managed Fund Portfolio Program

If you would like to receive direct guidance and management of your overall mutual fund portfolio to help you pursue your investment goals, you may be interested in Personal Counsel from Scudder. Personal Counsel, a program of Scudder Investor Services, Inc., a registered investment adviser and a subsidiary of Scudder Kemper Investments, Inc., combines the benefits of a customized portfolio of pure no-load Scudder Funds with ongoing portfolio monitoring and individualized service, for an annual fee of generally 1% or less of assets (with a $1,000 minimum). In addition, it draws upon the Adviser's more than 75-year heritage of providing investment counsel to large corporate and private clients. If you have $100,000 or more to invest initially and would like more information about Personal Counsel, please call 1-800-700-0183.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You will receive a detailed statement summarizing account activity, including dividend and capital gain reinvestment, purchases and redemptions. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you Perspectives, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Investor Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Investor Centers in Boca Raton, Boston, Chicago, New York and San Francisco.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

  Purchases

 Opening             Minimum initial investment: $2,500; IRAs $1,000
 an account          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
                     See appropriate plan literature.

 Make checks         o  By Mail              Send your completed and signed application and check
 payable to "The
 Scudder Funds."                             by regular mail to:        or            by express, registered,
                                                                                      or certified mail to:

                                             The Scudder Funds                        The Scudder Funds
                                             P.O. Box 2291                            66 Brooks Drive
                                             Boston, MA                               Braintree, MA  02184
                                             02107-2291

                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By wire for details, including the ABA wire transfer number.
                                             Then call 1-800-225-5163 for instructions.

                     o  In Person            Visit one of our Investor Centers to complete your application with the help of a Scudder representative. Investor Center locations are listed under Shareholder benefits.
 -----------------------------------------------------------------------------------------------------------------------

 Purchasing          Minimum additional investment: $100; IRAs $50
 additional          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
 shares              See appropriate plan literature.

 Make checks         o  By Mail              Send a check with a Scudder investment slip, or with a letter of
 payable to "The                             instruction including your account number and the complete
 Scudder Funds."                             Fund name, to the appropriate address listed above.

                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By wire for details, including the ABA wire transfer number.

                     o  In Person            Visit one of our Investor Centers to make an additional
                                             investment in your Scudder fund account. Investor Center
                                             locations are listed under Shareholder benefits.

                     o  By Telephone         Please see Transaction information--Purchasing shares--
                                             By QuickBuy or By telephone order for more details.

                     o  By Automatic         You may arrange to make investments on a regular basis
                        Investment Plan      through automatic  deductions from your bank checking
                       ($50 minimum)         account. Please call 1-800-225-5163 for more information and an enrollment form.

  Exchanges and redemptions

 Exchanging        Minimum investments: $2,500 to establish a new account;
 shares                                 $100 to exchange among existing accounts

                   o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                      8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day).

                   o By Mail          Print or type your instructions and include:
                     or Fax             the name of the Fund and the account number you are exchanging from;
                                        your name(s) and address as they appear on your account;
                                        the dollar amount or number of shares you wish to exchange;
                                        the name of the Fund you are exchanging into;
                                        your signature(s) as it appears on your account; and
                                        a daytime telephone number.

                                      Send your instructions

                                      by regular mail to:      or   by express, registered,   or   by fax to:
                                                                    or certified mail to:

                                      The Scudder Funds             The Scudder Funds              1-800-821-6234
                                      P.O. Box 2291                 66 Brooks Drive
                                      Boston, MA 02107-2291         Braintree, MA  02184
 -----------------------------------------------------------------------------------------------------------------------
 Redeeming          o By Telephone    To speak with a service representative, call 1-800-225-5163 from
 shares                               8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $100,000 sent to your address of record.

                   o By Mail          Send your instructions for redemption to the appropriate address or fax
                     or Fax           number above and include:
                                        the name of the Fund and account number you are redeeming from;
                                        your name(s) and address as they appear on your account;
                                        the dollar amount or number of shares you wish to redeem;
                                        your signature(s) as it appears on your account;
                                        and a daytime telephone number.

                                      A signature guarantee is required for redemptions over $100,000.
                                      See Transaction information--Redeeming shares.

                   o By Automatic     You may arrange to receive automatic cash payments periodically.
                     Withdrawal       Call 1-800-225-5163 for more information and an enrollment form.
                     Plan

  Scudder tax-advantaged retirement plans

Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

o Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of up to $2,000 per person for anyone with earned income (up to $2,000 per individual for married couples filing jointly, even if only one spouse has earned income). Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax-deferred basis. The Scudder No-Fee IRA charges you no annual custodial fee.

o Scudder Roth No-Fee IRAs. Similar to the traditional IRA in many respects, these retirement plans provide a unique opportunity for qualifying individuals to accumulate investment earnings tax free. Unlike a traditional IRA, with a Roth IRA, if you meet the distribution requirements, you can withdraw your money without paying any taxes on the earnings. No tax deduction is allowed for contributions to a Roth IRA. The Scudder Roth IRA charges you no annual custodial fee.

o 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

o Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans.

o 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

o SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation. The Scudder SEP-IRA charges you no annual custodial fee.

o Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA and most Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

Scudder Investor Relations is a service provided through Scudder Investor Services, Inc., Distributor.

  Appendix

The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds.

S&P:

Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Investment products and services


The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
    Premium  Shares*
    Managed Shares*
  Scudder Government Money Market
    Series--Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free  Money Market
    Series--Managed  Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited
    Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------

  Value
    Scudder Large Company Value  Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------

  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------

  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP-IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan ** +++ +++
    (a variable annuity)


Education Accounts
------------------
  Education IRA
  UGMA/UTMA


Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities,
    Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various foreign stock exchanges.

  How to contact Scudder

Account Service and Information:

     For existing account service and transactions

           Scudder Investor Relations -- 1-800-225-5163

     For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

           Scudder Electronic Account Services -- http://funds.scudder.com

     For personalized information about your Scudder accounts, exchanges and redemptions

           Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information:

     For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

           Scudder Investor Relations -- 1-800-225-2470
                                           Investor.Relations@scudder.com
           Scudder's World Wide Web Site -- http://funds.scudder.com

     For establishing 401(k) and 403(b) plans

           Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services:

     To receive information about this discount brokerage service and to obtain an application

           Scudder Brokerage Services* -- 1-800-700-0820

Personal Counsel(SM) -- A Managed Fund Portfolio Program:

     To receive information about this mutual fund portfolio guidance and management program

           Personal Counsel from Scudder -- 1-800-700-0183

Please address all correspondence to:

                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Investor Center:

Many shareholders enjoy the personal, one-on-one service of the Scudder Investor Centers. Check for an Investor Center near you--they can be found in the following cities:

                   Boca Raton       Chicago           San Francisco
                   Boston           New York

Scudder Investor Relations and Scudder Investor Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061--Member NASD/SIPC.

                                       45